UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 18, 2009
Date of Report
(Date of earliest event reported)
CRUSADER ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	1-32533	88-0349241

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Gaillardia Parkway
Oklahoma City, Oklahoma 73142
(Address of principal executive offices, including zip code)
(405) 285-7555
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
     On March 18, 2009, Crusader Energy Group Inc. (the “Company”) issued a press release regarding, among other things, (a) the resignations of John G. Heinen, Senior Vice President and Chief Financial Officer of the Company, and Paul E. Legg, Senior Vice President and Chief Operating Officer of the Company, as officers of the Company, effective as of March 31, 2009, (b) the Company’s election to prepay its current Borrowing Base Deficiency (as defined on page 2 in Item 2.04 of the Company’s Form 8-K filed with the Securities and Exchange Commission on February 27, 2009, which definition is incorporated herein by reference) under the Company’s senior credit facility in six equal monthly installments with the first installment due on March 25, 2009, and (c) the Company’s continued evaluation and assessment of various financial and strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Press Release, dated March 18, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADER ENERGY GROUP INC.
Date: March 18, 2009	By:	/s/ David D. Le Norman
		Name:	David D. Le Norman
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release, dated March 18, 2009